 Safe Harbor StatementThis presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon many assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2021 in connection with our multi-year Business Optimization Program; (xi) the impact of COVID-19 on our operations, performance, and financial condition; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.  Non-GAAP MeasuresIn this presentation, management provides the following non-GAAP performance measures:Adjusted Earnings Per Share (“Adjusted EPS”);Free Cash Flow less Product Development Spending;Adjusted Revenue;Adjusted Operating Income and margin;Adjusted Contribution to Profit (“Adjusted CTP”) and margin;Adjusted EBITDA;Organic revenue; andResults on a constant currency (“CC”) basis.Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period. We measure our performance before the impact of foreign currency (or at “constant currency” “CC”), which means that we apply the same foreign currency exchange rates for the current and equivalent prior period.

 Business Review  Brian Napack, President and CEO

 Business Update – Advancing Through the Global Pandemic    Remote work yielding productivity gains and high engagement: digital company, tech-enabled workflows   Solid momentum in Research and Education Services  Continued disruption to legacy print books and in-person training  Favorable trends continue – demand for high-quality research, online education and digital courseware  Optimization and cost savings initiatives accelerating  Strong balance sheet and liquidity provide a foundation for continued investment in profitable growth

First Quarter 2021 Summary

Revenue	GAAP EPS	Adj. EPS	Adj. EBITDA
+2%*	+$0.23	+124%*	+42%*
$431M	$0.29	$0.42	$82M

- Revenue performance driven by:
  - Accelerating demand to publish peer-reviewed research and access it through our platforms
  - Increasing uptake of digital content and courseware
  - Increasing demand for online education services
- Academic & Professional Learning challenged by continued COVID-19 disruption
- Earnings improvement driven by Research revenue, lower discretionary spend, and savings from restructuring

*At constant currency. Revenue down 1% excluding acquisitions.

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Research Publishing & Platforms

Strong momentum in Open Access, Platforms, and Partnerships

Revenue
+6%
$241M

Adj. EBITDA
+19%
$89M

- Publishing up 5% driven by robust open access growth and favorable timing (contracts delayed from Q4); article submissions and output up significantly
- Society partnerships continue strong momentum; CY21 net wins up $11M
- Platforms up 10% reflecting new client launches and high retention; prominent partnership with AAAS (*Science*); Literatum platform usage all-time high
- EBITDA performance (37% margin) from revenue growth and expense management

Change at constant currency.

Revenue +5% as reported.

Article Output
+13%
YoY

Content Usage
+10%
YoY

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Research Publishing & Platforms – Rest of Year Viewpoint

Pricing pressure anticipated for Calendar Year ‘21 journal subscription renewals – university library budgets challenged by COVID; peak renewal season runs from Oct ‘20 to Jan ‘21; CY20 renewals locked through December ‘20

Pricing pressure offset by continued double-digit open access growth – industry leader in OA and comprehensive publishing agreements; underlying demand accelerating; not funded by university libraries

Strong society partnership net win position for CY21

Continued platform revenue growth – long term contracts, high predictive revenue, and dominant market position; not funded by university libraries

Accelerating workflow, publishing efficiency and cost base improvements

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Academic & Professional Learning

Digital growth offset by COVID-related impact on print books and in-person training

Revenue
-12%
$127M

Adj. EBITDA
-23%
$18M

Change at constant currency.

Revenue at constant currency down 13% excluding acquisitions.

- Inflection point for digital courseware and content; growth accelerating
- Print books and test prep affected by COVID-related store and testing center closings
- Corporate training challenged by disruption to in-person training; post-pandemic recovery anticipated
- EBITDA decline mainly from revenue performance, partly offset by lower discretionary spending

Digital Courseware Revenue

+88%*

YoY

*part of this proforma

Digital Content Revenue

+32%

YoY

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 Academic & Professional Learning – Rest of Year Viewpoint  Strong digital courseware growth to continue, partly offsetting overall enrollment challenges Print book declines to continue with diminishing impact to overall business Test prep and corporate training largely dependent on reopening of physical sites; this is accelerating virtual and blended training adoption; long term confidence in corporate e-learningNew business models and pricing initiatives acceleratingRapidly improving cost structure and workflows to improve efficiency and mitigate revenue impact

Education Services

Accelerating interest from universities; profitable growth strategy yielding strong margin gains

Revenue
+29%
$64M

Adj. EBITDA
+$8M
$8M

Change at constant currency.

Revenue at constant currency up 4% excluding m*three* acquisition (+$12M)

- Education Services organic growth of 4% from higher enrollment and new program launches; revenue growth constrained by portfolio optimization
- Two full-service partners signed this quarter – University of New Haven (CT) and Carlow University (PA); additional universities signed for unbundled services
- *mthree* inorganic contribution of $12M for the quarter; demand for IT talent more stable so far than initially anticipated
- Profitable growth strategy working; Adjusted EBITDA margin of 13%, reflecting business process optimization

Enrollments	University Partners
+9%	67
Q1'21	Total

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Education Services – Rest of Year Viewpoint

Enrollment momentum and solid pipeline of university partnerships and programs

Existing partners seeking online expansion opportunities

Unbundled services facing some near-term pressure due to university financial pressure

Steady placement opportunities for IT talent

Continued progress in improving student acquisition costs and overall efficiency

Continued EBITDA margin rate improvement on path to mid-teens target

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 Financial Review  John Kritzmacher, Executive Vice President & CFO

Cash Flow, Balance Sheet, and Return to Shareholders

- **Free Cash Flow:** lower by $20M primarily due to timing of working capital activity. Free Cash Flow historically a use in first half of fiscal year due to timing of journal subscriptions collections. $173M of Free Cash Flow generated in fiscal year 2020
- **Modest Leverage:** Net Debt / EBITDA at 2.0 (ttm)
- **Ample Liquidity:** $750M including $101M cash on hand and $650M of undrawn debt facilities
- **Targeted Investment:** focused on the development of tech-enabled services and platforms, and workflow and process redesign. Opportunistic on M&A front to add scale or capabilities in key strategic areas
- **Select Group of Dividend Growers:** dividend raised in June; Wiley among a highly select group of S&P 400 midcap companies with 25+ years of consecutive increases

Free Cash Flow

Q120	Q121	Change
($125M)	($145M)	($20M)

Dividend

27 Years
Consecutive annual increases

4% Yield
Current as of Sept 2

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Cost Measures and Business Optimization

Expense Management	• Discretionary spending controls • Temporary senior executive and BOD compensation reductions
Reorganization and Restructuring	• $15M charge in Q4/ $30M in run rate savings expected • Further cost structure initiatives anticipated in fiscal year 2021
Real Estate Optimization	• Effective remote work environment enabling reduced office footprint and lease savings • Success in sub-leasing our remaining distribution facility to printers
Process Re-engineering & Automation	• Investment in Research infrastructure to further reduce cycle time and cost per article, enabling scale efficiencies and cascade strategy • Investment in ecommerce and DTC platforms to take advantage of digital-only environment • Reduction in print across our businesses • Optimization of student acquisition and marketing cost in Ed Services
Offshoring and Outsourcing	• IT back office services consolidation improved data management, workflow, and reduced labor cost • Retirement of legacy systems

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Summary    Solid momentum in Research and Education Services  Continued disruption to legacy print books and in-person training  Favorable trends continue – demand for high-quality research, online education and digital courseware  Optimization and cost savings initiatives accelerating  Strong balance sheet and liquidity provide a foundation for continued investment in profitable growth  Research and Education markets are strong and our strategies are working

 Thank you for joining usEarnings material and events calendar at https://www.wiley.com/en-us/investorsQ2 2021 Earnings Call – DecemberContact us for follow-up at: brian.campbell@wiley.com+1(201) 748-6874

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